UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): October 14, 2004



                                 TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)



             CAYMAN ISLANDS            333-75899             66-0582307

  (State or other jurisdiction of     (Commission         (I.R.S. Employer
   incorporation or organization)     File Number)       Identification No.)



                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (713) 232-7500

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02

Paul B. Loyd, Jr. resigned as a Director of Transocean Inc. (the "Company") on October 14, 2004. Mr. Loyd informed the Company that he resigned his seat on the Board solely for personal reasons. The Company did not fill the vacancy created by Mr. Loyd's resignation. Also, as of that date, J. Michael Talbert became the non-executive Chairman of the Board of Directors of the Company. Mr. Talbert previously served as the executive Chairman of the Board of Directors of the Company.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 TRANSOCEAN  INC.



Date:  October 14, 2004          By:     ___________________________________
                                 Name:   William  E.  Turcotte
                                 Title:  Associate General Counsel and Assistant
                                         Secretary


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